Segment Information	12 Months Ended
Sep. 30, 2025
Segment Reporting [Abstract]
Segment Information

18. Segment Information

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s CODM, specifically the Company’s CEO and CFO, for making decisions, allocating resources and assessing performance.

The CODM considers that the Company has only one principal revenue stream, which is the provision of IoT solutions and services. The Company carries out all its business activities and operations in Hong Kong. All transactions are concluded and completed in Hong Kong with similar terms and conditions. Internally, the Company reports costs and expenses by nature as a whole for management decision-making and assessment. Based on management’s assessment, the Company determines that it has only one operating segment and therefore one reportable segment as defined by ASC 280. Furthermore, since all the Company’s revenue is derived in Hong Kong with all operations being carried out in Hong Kong, no geographical segment is presented. The Group concludes that it has only one reportable segment.

The CODM of the Company primarily utilizes the net income to monitor budget-to-actual performance and to assess the adequacy of capital resources for marketing and development. The following table presents the significant revenue and expense categories in the Company’s single operating segment:

	For the Year Ended September 30,
	2025	2024	2023
Revenues	$11,085,548	$3,325,990	$3,247,543
Cost of revenues	(5,467,947)	(1,533,099)	(1,972,633)
Selling and marketing expenses	(1,542,136)	(149,891)	(207,977)
General and administrative expenses	(1,826,170)	(1,098,152)	(514,387)
Other segment expenses	(460,893)	(143,314)	(15,992)
Net income of single operating segment	$1,788,402	$401,534	$536,554

MEGA FORTUNE COMPANY LIMITED

Notes to Consolidated Financial Statements

For the Years Ended September 30, 2025 and 2024